Comstock Mining Extinguishes Senior Secured Debenture Via Favorable Refinancing

Virginia City, NV (August 12, 2020) Comstock Mining Inc. (the “Company”) (NYSE American: LODE) announced today it completely paid off, yesterday, its remaining $4 million Senior Secured Debenture from a combination of recent cash proceeds from Tonogold and new, unsecured promissory notes, with favorable terms.

The Company entered into three promissory notes (the “Promissory Notes”) that refinanced its existing, secured indebtedness, on more favorable terms, through a known group of existing LODE investors. The Promissory Notes are unsecured and have an aggregate principal amount of $4,475,000 (net of an original discount of $255,000), and a maturity date of September 20, 2021, with no prepayment penalties, and a portion of which that can be extended for an additional two years. The Promissory Notes were designed to mirror the amount still receivable from Tonogold, including the maturity date of September 20, 2021, and the 12% interest rate payable monthly.

The Promissory Notes also permit other indebtedness but contain covenants that prohibit the Company from incurring debt that matures prior to September 20, 2021, or that is senior in right of their payment. The Company must also prepay the Promissory Notes, without penalty, with at least 80% of the net cash proceeds received by the Company with respect to the sale of the Company’s non-mining assets in Silver Springs, NV.

The Company recently received $0.9 million in two payments from Tonogold, one in late June and one in early August, that was otherwise maturing on October 15, 2020. These payments reduced the remaining amounts due to Comstock from Tonogold to $4,475,000, and when coupled with the $4,220,000 of net proceeds from the Promissory Notes, enabled the full, early extinguishment of the Senior Secured Debenture due later this year.

Mr. Corrado DeGasperis, Executive Chairman and CEO stated, “This represents a major milestone by eliminating the overhang created by the Senior Secured Debenture, releasing all of our assets from restrictive security encumbrances and covenants and positions us to fully consummate the 100% sale of Lucerne, by allowing the perfecting of the security interest on that now unsecured asset. We are also focused on closing the sale of our $10 million plus non-mining assets in Silver Springs, NV, and funding our growth with more flexibility and speed.”
Mr. George Melas, Concorde and Bean Trustee said, “We are pleased to provide flexible financing to Comstock Mining Inc. that enables and facilitates the company’s meaningful, precious-metal based growth initiatives and accelerates the creation and delivery of sustained value for all of its stakeholders.”
The Company is also permitted to defer payment of up to 34% of the principal payment due on the maturity date for an additional two years (i.e., until September 20, 2023), solely at its option, in exchange for two year warrants to purchase the Company’s stock based on a 10% discount to a then VWAP of the Company’s common stock.

Mr. DeGasperis concluded, “The debt reductions, maturity extensions and releases of restrictive security and covenants, coupled with the ability to accelerate and consummate the Lucerne sale, positions us to focus on exploration, development, mercury remediation and the sale of the remaining non-mining assets, all of which unlock and/or create sustained value for our shareholders. We are pleased to conclude these transactions and advancing growth.”

About Comstock Mining Inc.
Comstock Mining Inc. is a Nevada-based, gold and silver mining company with extensive, contiguous property in the Comstock District and is an emerging leader in sustainable, responsible mining that is currently commercializing environment-enhancing, precious-metal-based technologies, products and processes for precious metal recovery. The Company began acquiring properties in the Comstock District in 2003. Since then, the Company has consolidated a significant portion of the Comstock District, amassed the single largest known repository of historical and current geological data on the Comstock region, secured permits, built an infrastructure and completed its first phase of production. The Company continues evaluating and acquiring properties inside and outside the district expanding its footprint and exploring all of our existing and prospective opportunities for further exploration, development and mining. The Company’s goal is to grow per-share value by commercializing environment-enhancing, precious-metal-based products and processes that generate predictable cash flow (throughput) and increase the long-term enterprise value of our northern Nevada based platform.

Forward-Looking Statements
This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements, but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: consummation of all pending transactions; project, asset or Company valuations; future industry market conditions; future explorations, acquisitions, investments and asset sales; future performance of and closings under various agreements; future changes in our exploration activities; future estimated mineral resources; future prices and sales of, and demand for, our products; future impacts of land entitlements and uses; future permitting activities and needs therefor; future production capacity and operations; future operating and overhead costs; future capital expenditures and their impact on us; future impacts of operational and management changes (including changes in the board of directors); future changes in business strategies, planning and tactics and impacts of recent or future changes; future employment and contributions of personnel, including consultants; future land sales, investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives; the nature and timing of and accounting for restructuring charges and derivative liabilities and the impact thereof; contingencies; future environmental compliance and changes in the regulatory environment; future offerings of equity or debt securities; the possible redemption of debentures and associated costs; future working capital, costs, revenues, business opportunities, debt levels, cash flows, margins, earnings and growth.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: counterparty risks; capital markets’ valuation and pricing risks; adverse effects of climate changes or natural disasters; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mining activities; contests over title to properties; potential dilution to our stockholders from our stock issuances and recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting businesses; permitting constraints or delays; decisions regarding business opportunities that may be presented to, or pursued by, us or others; the impact of, or the non-performance by parties under agreements relating to, acquisitions, joint ventures, strategic alliances, business combinations, asset sales, leases, options and investments to which we may be party; changes in the United States or other monetary or fiscal policies or regulations; interruptions in production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, cyanide, water, diesel fuel and electricity); changes in generally accepted accounting principles; adverse effects of terrorism and geopolitical events; potential inability to implement business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors or others; assertion of claims, lawsuits and proceedings; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the SEC; potential inability to list our securities on any securities exchange or market; inability to maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund or any other issuer.

Contact information:
Comstock Mining Inc. P.O. Box 1118 Virginia City, NV 89440 ComstockMining.com	Corrado DeGasperis Executive Chairman & CEO Tel (775) 847-4755 degasperis@comstockmining.com	Zach Spencer Director of External Relations Tel (775) 847-5272 Ext.151 questions@comstockmining.com